Investment Strategy - Provident Trust Strategy Fund	Jan. 28, 2026
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]
The Fund invests mainly in a limited number of multi-capitalization growth stocks. The Fund is a non-diversified core growth equity fund. The Fund will compare itself to, and attempt to exceed, the S&P 500® Index over full investment cycles. Provident Trust Company (the “Adviser”) selects common stocks of all market capitalizations based on their potential to appreciate in value relative to other stocks. When selecting individual stock investments, the Adviser takes a “bottom-up” investment approach, meaning that it selects investments based on its assessment of whether an individual company has the potential for above average growth. Stock selection criteria include improving revenue and earnings growth, increasing margins, significant stock ownership by management and improving price-to-earnings ratios. The Adviser generally prefers to invest in large capitalization and medium capitalization stocks but may also invest a portion of the Fund’s portfolio in small capitalization stocks. The Fund is non-diversified, which means that, compared to diversified mutual funds, the Fund may invest a greater percentage of its assets in a particular issuer. The Fund may hold a substantial position in cash or cash equivalents for an extended period of time based on the Adviser's evaluation of market opportunities.

The Adviser employs a sell discipline pursuant to which it will:

•Reduce or sell an entire position when a security reaches the Adviser’s target price,
•Reduce or sell a position as part of its asset allocation process or for portfolio diversification, or
•Sell an entire position when fundamentals are deteriorating.